UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report: July 18, 2011
(Date of earliest event reported)

TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor
Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)

(512) 434-5800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 18, 2011, Temple-Inland Inc. (“Temple-Inland”) issued a press release announcing that its Board of Directors rejected the unsolicited tender offer from International Paper Company (“International Paper”) and recommended that Temple-Inland stockholders not tender their shares into International Paper's offer.  The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  In response to the tender offer commenced by Metal Acquisition Inc., a wholly-owned subsidiary of International Paper, Temple-Inland has filed a solicitation/ recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”).  STOCKHOLDERS OF TEMPLE-INLAND ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these documents and other documents filed with the SEC by Temple-Inland through the web site maintained by the SEC at www.sec.gov. Also, materials related to International Paper’s unsolicited offer are available in the “Investor Relations” section of the Company’s website at www.templeinland.com.

In addition, Temple-Inland may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of Temple-Inland. STOCKHOLDERS OF TEMPLE-INLAND ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Temple-Inland through the web site maintained by the SEC at www.sec.gov and in the “Investor Relations” section of the Company’s website at www.templeinland.com.

Certain Information Regarding Participants

Temple-Inland and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Stockholders may obtain information regarding the names, affiliations, and interests of Temple-Inland’s directors and executive officers in Temple-Inland’s Annual Report on Form 10-K for the year ended January 1, 2011, which was filed with the SEC on February 22, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on March 23, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release issued July 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: July 18, 2011	By:	/s/ J. Bradley Johnston
Name: J. Bradley Johnston
Title: Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued July 18, 2011	5